Exhibit 99.1

For more information, please contact: Michael J. McCloskey Chief Operating Officer (720) 932-4282 mmccloskey@uwbank.com

IMMEDIATE RELEASE

UNITED WESTERN BANCORP, INC. REPORTS CLOSING OF PREVIOUSLY ANNOUNCED
SALE OF STERLING TRUST COMPANY ASSETS

    Denver – June 29, 2009 – United Western Bancorp, Inc. (NASDAQ: UWBK) (the “Company”), a Denver-based holding company whose principal subsidiary, United Western Bank® (the “Bank”), is a community bank focused on expansion across Colorado’s Front Range market and selected mountain communities, today announced the completion of the previously announced sale of certain of the assets of its wholly owned subsidiary, Sterling Trust Company, to Equity Trust Company and its affiliate, Sterling Administrative Services, LLC (together, the “Buyers”), for a purchase price of $61.4 million, subject to adjustment as provided for in the definitive purchase agreement governing the transaction.  The assets sold were associated with the custodial IRA and qualified employee benefit plan businesses of Sterling.

As previously disclosed, Sterling has financed seventy-five percent (75%) of the purchase price. The financing is secured by substantially all the assets of the Buyers; and Equity Administrative Services, Inc. (“EAS”), an affiliate of the Buyers, has agreed to unconditionally guarantee the loan. Also in connection with the sale, United Western Bank has entered into a new amended and restated subaccounting agreement with the Buyers and EAS which requires, among other things, that the Buyers and EAS maintain a minimum amount level of custodial account balances held by them at United Western Bank for an extended term.

Scot T. Wetzel, President and Chief Executive Officer of United Western Bancorp, Inc. stated, “the Sterling Trust custodial IRA and qualified benefits plan businesses are outstanding businesses and have demonstrated an impressive record of growth and profitability. In light of this record, we decided that greater value for our shareholders could be achieved by finding the right buyer for these businesses. Today's announcement is clear evidence of the tremendous value created for our shareholders. I would personally like to thank the management and staff at Sterling Trust for their many years of loyal service and wish success for those employees who are leaving Sterling Trust to join Sterling Administrative Services as part of the sale."

In connection with the sale, Sterling Trust will change its name to UW Trust Company, and will retain and continue to operate its custodial escrow and paying agent lines of business.

About United Western Bancorp, Inc.

Denver-based United Western Bancorp, Inc. is focused on developing its community-based banking network through its subsidiary, United Western Bank, by strategically positioning branches across Colorado’s Front Range market and certain mountain communities. This area spans the eastern slope of the Rocky Mountains – from Pueblo to Fort Collins, and from metropolitan Denver to the Roaring Fork Valley. United Western Bank plans to grow its network to an estimated ten to 12 community bank locations over the next three to five years. In addition to community-based banking, United Western Bancorp, Inc. and its subsidiaries offer deposit services to institutional customers and custodial, administrative, and escrow services through its wholly owned subsidiary, Sterling Trust Company. For more information, please visit our web site at www.uwbancorp.com.

Forward-Looking Statements

This press release contains “forward-looking statements” that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to significant risks and uncertainties. Forward-looking statements include information concerning our future results, interest rates, loan and deposit growth, operations, development and growth of our community bank network and our business strategy. Forward-looking statements sometimes include terminology such as “may,” “will,” “expects,” “anticipates,” “predicts,” “believes,” “plans,” “estimates,” “potential,” “projects,” “intends,” “should” or “continue” or the negative thereof or other variations thereon or comparable terminology. However, a statement may still be forward looking even if it does not contain one of these terms. As you consider forward-looking statements, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties and assumptions that could cause actual performance or results to differ materially from those in the forward-looking statements. These factors include, but are not limited to: the ability of counterparties to perform their obligations to the Company and its subsidiaries, including the Buyer, and the guarantor of the Seller Loan under the asset purchase agreement; the successful implementation of our community banking strategies, the ability to secure, timing of and any conditions imposed thereon of any, regulatory approvals or consents for new branches or other contemplated actions, including the transactions contemplated by the asset purchase agreement; the availability of suitable and desirable locations for additional branches; the continuing strength of our existing business, which may be affected by various factors, including but not limited to interest rate fluctuations, level of delinquencies, defaults and prepayments, increased competitive challenges, and expanding product and pricing pressures among financial institutions; changes in financial market conditions, either internationally, nationally or locally in areas in which we conduct our operations, including without limitation, reduced rates of business formation and growth, commercial and residential real estate development, real estate prices and other recent problems in the commercial and residential real estate markets; demand for loan products and financial services; unprecedented fluctuations in markets for equity, fixed-income, commercial paper and other securities, including availability, market liquidity levels, and pricing; increases in the levels of losses, customer bankruptcies, claims and assessments; the extreme levels of volatility and limited credit currently being experienced in the financial markets; changes in political and economic conditions, including the economic effects of terrorist attacks against the United States and related events; legal and regulatory developments, such as changes in fiscal, monetary, regulatory, trade and tax policies and laws, including policies of the U.S. Department of Treasury and the Federal Reserve Board; our participation, or lack thereof, in governmental programs implemented under the Emergency Economic Stabilization Act (“EESA”), including without limitation the Troubled Asset Relief Program (“TARP”) and the Capital Purchase Program (“CPP”), and the impact of such programs and related regulations on our business and on international, national, and local economic and financial markets and conditions; and the risks and uncertainties discussed elsewhere and/or set forth from time to time in our periodic reports, filings, and public statements. There can be no assurance that the EESA will have a beneficial impact on the financial markets, including current extreme levels of volatility. To the extent the market does not respond favorably to the TARP or CPP or the TARP or CPP does not function as intended, our business may not receive the anticipated positive impact from the legislation. In addition, the U.S. Government, Federal Reserve and other governmental and regulatory bodies have taken or are considering taking other actions to address the financial crisis. We cannot predict whether or when such actions may occur or what impact, if any, such actions could have on our business, results of operations and financial condition and we may become subject to new or heightened legal standards and regulatory requirements, practices or expectations which may impede our profitability or affect our financial condition. Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in forward-looking statements is contained in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and in the Company’s other periodic reports and filings with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this press release.

Any forward-looking statements made by the Company speak only as of the date on which the statements are made and are based on information known to us at that time. We do not intend to update or revise the forward-looking statements made in this press release after the date on which they are made to reflect subsequent events or circumstances, except as required by law.

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